Exhibit 10.2

THE OBLIGATIONS EVIDENCED BY THIS CONVERTIBLE PROMISSORY NOTE ARE EXPRESSLY SUBORDINATED TO THE OBLIGATIONS (AS DEFINED IN THAT CERTAIN LOAN AND SECURITY AGREEMENT, DATED SEPTEMBER 2, 2021, BY AND BETWEEN THE COMPANY (AS DEFINED BELOW) AND SLR INVESTMENT CORP. (THE “LOAN AND SECURITY AGREEMENT”)) IN ACCORDANCE WITH THE TERMS OF THAT CERTAIN SUBORDINATION AGREEMENT, DATED SEPTEMBER 20, 2022, BY AND AMONG THE CREDITORS LISTED ON THE SIGNATURE PAGES THERETO, SLR INVESTMENT CORP., AND ACKNOWLEDGED BY THE COMPANY (THE “SUBORDINATION AGREEMENT”). THE PURCHASER OF THIS CONVERTIBLE PROMISSORY NOTE, BY ITS ACCEPTANCE HEREOF, SHALL BE BOUND BY THE SUBORDINATION PROVISIONS OF THE SUBORDINATION AGREEMENT.

CONVERTIBLE PROMISSORY NOTE

AXCELLA HEALTH INC.

$[ ]	New York, New York
No. [ ]	[ ]

FOR VALUE RECEIVED, the undersigned, Axcella Health Inc., a Delaware corporation (the “Company”), hereby unconditionally promises to pay to [ ] or its registered assigns (the “Purchaser”) at the address specified in the Purchase Agreement (as hereinafter defined) in lawful money of the United States and in immediately available funds, the principal sum ofDOLLARS AND ZERO CENTS ($.00), together with interest as set forth in the Purchase Agreement until the date on which the principal amount is paid in full, converted in whole or cancelled in accordance with the terms of the Purchase Agreement. Amounts evidenced hereby shall be paid in the amounts and on the dates specified in Section 3 of the Purchase Agreement.

This Note: (a) is one of a series of similar Notes issued pursuant to that certain Securities Purchase Agreement (the “Purchase Agreement”), dated as of September 20, 2022, by and among the Company and the purchasers from time to time party thereto and (b) is subject in all respects to the terms and conditions set forth in the Purchase Agreement. This Note is convertible as provided in Section 4 of the Purchase Agreement. This Note is an unsecured obligation of the Company.

Upon the occurrence and during the continuance of any one or more of the Events of Default, all obligations under the Purchase Agreement, as evidenced by this Note, shall become, or may be declared to be, immediately due and payable, all as provided in the Purchase Agreement.

All parties now and hereafter liable with respect to this Note, whether as maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

Unless otherwise defined herein, capitalized terms used herein but not shall have the meanings given to them in the Purchase Agreement.

NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN OR IN THE PURCHASE AGREEMENT, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AND IN ACCORDANCE WITH THE PURCHASE AGREEMENT.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

* * *

IN WITNESS WHEREOF, the Company has caused this Note to be executed as of the date first above written.

Axcella Health Inc., a Delaware corporation

By:
Name: Title:

[SIGNATURE PAGE TO CONVERTIBLE NOTE]

Exhibit A

CONVERSION NOTICE

To convert only part of this Note, state the principal amount to be converted:

$______________

The Equity Interest issuable on conversion of this Note shall be delivered to the following DWAC Account Number or a physical certificate shall be delivered to the Holder in accordance with the following delivery instructions:

Check One: ☐ DWAC Delivery ☐ Book Entry ☐ Physical Certificate Delivery

If you want the stock certificate representing the Equity Interests issuable upon conversion made out in another person’s name, fill in the form below:

(Insert other person’s soc. sec. or tax I.D. no.)

(Print or type other person’s name, address and zip code)

[SIGNATURE OF HOLDER]

Name of Investing Entity:

Signature of Authorized Signatory of Investing Entity:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date: